REGAL CINEMAS INC - 8-K - Current Report                   Date Filed: 12/1/2000
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2000


                               REGAL CINEMAS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


         Tennessee                333-52943              62-1412720
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission      (Internal Revenue Service
      Of Incorporation)          File Number)   Employer Identification Number)


       7132 Commercial Park Drive
             Knoxville, TN                                    37918
----------------------------------------         -------------------------------
(Address of Principal Executive Offices)                    (Zip code)


        Registrant's Telephone Number, Including Area Code: 865/922-1123



-------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)



--------------------------------------------------------------------------------
Copyright 2000 EDGAR Online, Inc. (ver 1.01/2.003)                        Page 1
               ------------------

REGAL CINEMAS INC - 8-K - Current Report                   Date Filed: 12/1/2000
--------------------------------------------------------------------------------



ITEM 5. Other Events.

         On December 1, 2000, Regal Cinemas, Inc. (the "Company") issued a press release (the "Press Release") announcing that the administrative agent under the Company's senior bank credit facilities had delivered a payment blockage notice to the Company and the indenture trustee of its 9-1/2% Senior Subordinated Notes due 2008 (the "Notes") prohibiting the payment by the Company of the semi-annual interest payment of approximately $28.5 million due to the holders of the Notes on December 1, 2000. A copy of the Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired:  Not applicable.

        (b)     Pro Forma Financial Information:  Not Applicable.

        (c)     Exhibits:

         Exhibit Number        Description

               99                Press Release dated December 1, 2000


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


REGAL CINEMAS, INC.

Date: December 1, 2000            By: /s/ Michael L. Campbell
                                    Michael L. Campbell, Chairman, President and
                                    Chief Executive Officer









--------------------------------------------------------------------------------
Copyright 2000 EDGAR Online, Inc. (ver 1.01/2.003)                        Page 2
               ------------------